Filed Pursuant to Rule 497(a)
File No. 333-213391
Rule 482ad

PROSPECT CAPITAL CORPORATION

$70,000,000
5.875% Senior Notes due 2023

PRICING TERM SHEET
June 18, 2018

The following sets forth the final terms of the 5.875% Senior Notes due 2023 (the “Notes”) and should only be read together with the preliminary prospectus supplement dated June 18, 2018, together with the accompanying prospectus dated October 30, 2017, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:     Prospect Capital Corporation [Ticker: PSEC] (the “Company”)

Expected Ratings*:    S&P: BBB-; Kroll: BBB

Security:     Senior Unsecured Notes

Size:     $70,000,000

Fungibility:
The Notes will form a single series and be fungible with the $250,000,000 aggregate principal amount of the Company’s outstanding 5.875% Senior Notes due 2023. After giving effect to the issuance of the Notes, there will be $320,000,000 aggregate principal amount of the Company’s 5.875% Senior Notes due 2023 outstanding

Maturity:     March 15, 2023, unless earlier repurchased

Trade Date:    June 18, 2018

Price to Public:	99.798% plus accrued and unpaid interest from March 15, 2018 up to, but not including the date of delivery

Accrued Interest:	$1,085,243.06 of accrued and unpaid interest from March 15, 2018 up to, but not including the date of delivery

Coupon:     5.875%

Yield to Maturity:    5.922%

Spread to Benchmark     + 312.5bps
Treasury:

Benchmark Treasury:    2.75% UST due May 2023

Benchmark Treasury    99-25 / 2.797%
Price and Yield:

Format:     SEC Registered

Settlement:     June 20, 2018 (T+2)

Denomination:     $1,000 and integral multiples thereof

Interest Payment Dates:    March 15 and September 15, commencing
September 15, 2018

CUSIP / ISIN:     74348T AJ1/ US74348TAJ16

Joint Book-Running     RBC Capital Markets, LLC/Barclays Capital Inc.
Managers:

Co-Manager:	UBS Securities LLC

* A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated June 18, 2018, together with an accompanying prospectus dated October 30, 2017, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Company, the underwriters or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and the accompanying prospectus if you request it by calling RBC Capital Markets, LLC toll-free at 1-866-375-6829 or Barclays Capital Inc. toll-free at 1-888-603-5847.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM